SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

AMERICAN ELECTRIC TECHNOLOGIES, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN ELECTRIC TECHNOLOGIES, INC.

1250 Wood Branch Park Drive,

Suite 600

Houston, Texas 77079

Dear Fellow Stockholders:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of American Electric Technologies, Inc. which will be held at the principal office of the Company, 1250 Wood Branch Park Drive, Suite 600, Houston, Texas 77079 at 11:00 a.m., Central Daylight Time, on Tuesday, June 5, 2018.

During the meeting, we will conduct the business described in the Notice of Annual Meeting of Stockholders and Proxy Statement. I hope you will be able to attend.

We are again following Securities and Exchange Commission rules which enable us to provide proxy materials for the 2018 Annual Meeting on the Internet instead of automatically mailing printed copies. This allows us to provide our stockholders with the information they need, while lowering the cost of the delivery of materials and reducing the environmental impact from printing, mailing and disposing of paper copies. Stockholders of record will receive a notice with instructions on how to access those documents over the internet and request a paper copy of our proxy materials, including this proxy statement, our 2017 Annual Report and voting instructions. Stockholders whose shares are held in a brokerage account will receive this information from their broker.

Whether or not you plan to attend the Annual Meeting, it is important that you vote by promptly completing, dating, signing and returning your proxy card by mail or following the voting instructions provided by your broker. If you attend the Annual Meeting and decide to vote in person, you may revoke your proxy.

On behalf of the directors, officers and employees of American Electric Technologies, Inc., I thank you for your continued support.

Sincerely,

CHARLES M. DAUBER
President and CEO

April 24, 2018

PLEASE VOTE NOW TO AVOID THE EXPENSE OF A FURTHER SOLICITATION

AMERICAN ELECTRIC TECHNOLOGIES, INC.

1250 Wood Branch Park Drive,

Suite 600

Houston, Texas 77079

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 5, 2018

The 2018 Annual Meeting of the Stockholders (the “Annual Meeting”) of American Electric Technologies, Inc., a Florida corporation (the “Company”), will be held at the principal office of the Company, 1250 Wood Branch Park Drive, Suite 600, Houston, Texas 77079 on Tuesday, June 5, 2018 at 11:00 a.m., Central Daylight Time, for the following purposes:

1.	To elect five (5) members to the Company’s Board of Directors;

2.	To ratify the selection of the independent registered public accounting firm for 2018;

3.	To vote on a non-binding advisory resolution to approve executive compensation;

4.	To vote on the desired frequency of the non-binding advisory vote to approve executive compensation;

5.	To approve the potential issuance of shares of Common Stock equal to 20% or more of our outstanding Common Stock upon conversion of and payment of dividends on our Series A Convertible Preferred Stock and exercise of our Series A and Series B Common Stock Purchase Warrants.

6.	To approve amendment of the 2007 Employee Stock Incentive Plan to authorize the issuance of an additional 500,000 shares of common stock under the plan and to make non-employee directors eligible to receive awards under the plan; and

To transact such other business as may properly come before the meeting or any adjournment thereof.

Our Board of Directors has fixed the close of business on April 6, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

Your attention is directed to the following pages for information on voting and obtaining a paper copy of the proxy materials for the Annual Meeting.

You are cordially invited to attend the Annual Meeting. The Board of Directors encourages you to access the proxy materials and vote in person or by proxy by following the instructions on the following pages.

By Order of the Board of Directors

William Brod
Secretary

Houston, Texas

April 24, 2018

AMERICAN ELECTRIC TECHNOLOGIES, INC.

1250 Wood Branch Park Drive,

Suite 600

Houston, Texas 77079

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 5, 2018

About this Proxy Statement

This Proxy Statement is being made available on or about April 24, 2018 to the holders of common stock (the “common stock”) of American Electric Technologies, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 5, 2018, or at any adjournment thereof. The purposes of the Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

Voting Instructions for Stockholders of Record

If you hold a stock certificate for shares in your name you are considered a stockholder of record (or registered stockholder) of those shares. You may vote by internet, mail or by attending the Annual Meeting.

Voting on the Internet

•	Go to: www.investorvote.com/AETI: enter the 12-digit control number from the Notice Card sent to you in the mail and then follow the on-screen instructions.

Voting by Mail

•	Download or Request a paper copy of the proxy card as instructed below.

•	Return your signed and dated proxy card for receipt by 1:00 Central Daylight Time on June 5, 2018, the time and date of the Annual Meeting.

Voting in Person

•	You may vote in person at the Annual Meeting, even if you already voted by mail and your vote at the meeting will supersede any prior vote.

Voting Instructions for Beneficial Owners

•	If your shares are held in a stock brokerage account or other custodial account you are considered the beneficial owner of shares held in street name. You may vote by internet, telephone, mail or in person.

Voting on the Internet

•	Go to: www.proxyvote.com, enter the 12-digit control number from the Notice Card sent to you by your broker or custodian and follow the on-screen instructions.

Voting by Telephone

•	Call the toll-free number on the Notice Card sent to you by your broker or nominee.

Voting by Mail

•	Follow the instructions included on the Notice Card sent to you by your broker or nominee.

Voting in Person

•	Since you are not a stockholder of record, you may not vote your shares in person at the meeting unless you have a proxy from the bank, broker, trustee or nominee that holds your shares giving you the right as beneficial owner to vote your shares at the meeting. To request a proxy, follow the instructions at www.proxyvote.com. You must also bring to the annual meeting a letter from the nominee confirming your beneficial ownership of the shares.

To Request a Paper Copy of Proxy Materials or Proxy Card for 2018 Annual Meeting of Stockholders:

Stockholders of Record

If you are a stockholder of record and you prefer to receive a paper copy of our proxy materials and/or proxy card, you must request one. There is no charge to you for requesting a copy.

To order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side of the notice or proxy card you received when requesting a set of proxy materials.

•	Internet: Go to www.investorvote.com/AETI. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

•	Telephone: Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

•	Email: Send email to investorvote@computershare.com with “Proxy Materials AETI.” in the subject line. Include in the message your full name and address, plus the 12-digit number located on the Notice Card sent to you in the mail, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

All requests for a paper copy of the proxy materials must be received by May 22, 2018 to facilitate timely delivery.

Beneficial Owners

If you are a stockholder who holds your stock in street name through your broker or other nominee and you prefer to receive a paper copy of our proxy materials and/or proxy card, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy in one of the following ways on or prior to May 25, 2017 to facilitate timely delivery:

•	Internet: www.proxyvote.com.

•	Telephone: Call toll-free at 1-800-579-1639.

•	Email: Send a blank email to sendmaterial@proxyvote.com with the 12-digit control number that appears on the Notice sent to you from your broker or nominee in the subject line.

Revocability and Voting of Proxy

Any stockholder who gives a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are given, proxies will be voted FOR the election of the nominees of the Board of Directors, FOR Proposal No. 2, FOR Proposal No. 3, Three Years on Proposal No. 4, FOR Proposal 5, and FOR Proposal 6.

Record Date, Common and Preferred Stock Voting Rights and Quorum

Only stockholders of record at the close of business on April 6, 2018 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. At that date there were 8,751,429 shares of Common Stock and 1,000,000 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) outstanding. At the Annual Meeting, each issued and outstanding share of Common Stock will be entitled to one vote. Each share of Series A Preferred Stock will be entitled to 1.740 votes (which represents the number of shares of Common Stock into which each share of Series A Preferred Stock is currently convertible limited to 19.9% of the voting rights of the holders of the Common Stock issued and outstanding as of August 1, 2017 pursuant to NASDAQ Rules). The holders of Common Stock and the Series A Preferred Stock vote together as a single class on all matters to be presented at the Annual Meeting, other than the Election of Preferred Director, as described below, on which only the holders of the Series A Convertible Stock may vote and Proposal No. 5, set forth below, on which only the holders of the Common Stock may vote. Accordingly, on the election of the five directors to be elected by all stockholders, described in Proposal 1, set forth below and Proposals No. 2, 3, 4 and 6, as set forth below, the Common Stock and Series A Preferred Stock may cast an aggregate of 10,491,429 votes at the Annual Meeting. On Proposal No. 5 the holders of the Common Stock may cast an aggregate of 8,751,429 votes at the Annual Meeting. The holders of a majority of the 10,491,429 voting rights represented by shares of Common Stock and Series A Preferred Stock present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting.

Proxies marked “withheld” as to any director nominee or “abstain” or “against” as to a particular proposal and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of proxies marked “withheld” as to any director nominee or “abstain” or “against” as to a particular proposal and broker non-votes on each Proposal is discussed under each respective Proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has six directors, one of whom is elected solely by the holder of our Series A Preferred Stock. Accordingly, five directors will be elected by the stockholders as of the Record Date at the Annual Meeting to hold office until the 2019 annual meeting and until their successors are elected and have qualified. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the five nominees of the Board of Directors named below.

Each nominee of the Board of Directors has indicated that he is willing and able to serve as director if elected. If any nominee of the Board of Directors becomes unavailable for any reason before the election, proxies will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Corporate Governance and Nominating Committee of the Board of Directors. The Corporate Governance and Nominating Committee has no reason to believe that any of the nominees will be unavailable to serve.

Vote Required

The five nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote, a quorum being present, shall be elected as directors. Only votes cast “FOR” a nominee will be counted, except that the accompanying proxy will be voted “FOR” all nominees in the absence of instructions to the contrary. Broker non-votes and proxies marked “withheld” as to one or more nominees will have no effect on the election since only votes “FOR” a nominee are counted in order to determine the five nominees with the highest number of votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Nominees of the Board of Directors

The following five nominees have been recommended for election by the Corporate Governance and Nominating Committee and are the nominees of the Board of Directors. Certain information about the nominees, including their experience, qualifications, attributes or skills that led the Corporate Governance and Nominating Committee and the Board to conclude that the nominees should continue to serve as directors of the Company is set forth below. All of the nominees are currently members of the Board of Directors and were elected by the stockholders at the 2017 Annual Meeting.

Charles M. Dauber, age 49, became President and CEO of the Company in September 2009 and a director in November 2009. He served as Senior Vice President of Marketing of the Company from May 2007 to September 2009. Mr. Dauber was hired by M&I on February 1, 2007 and was President of M&I from January 2008 to September 2009. From September 2006 until January, 2007 he was a self-employed consultant providing start-up strategy and marketing advisory services. From March, 2005 until September, 2006, Mr. Dauber was President and CEO of Nevis Networks, a venture-backed network security start-up company in Silicon Valley. From February, 2001 until March, 2005 he held various positions including Vice President of Marketing and Business Development for Blue Coat, a leading network security equipment provider which was acquired by Symantec in 2016. Mr. Dauber was founder and CEO of a broadband service provider and has held management positions at Copper Mountain Networks and Teradyne, Inc. He holds a BBA degree from the University of Texas with emphasis in Electrical Engineering and Marketing.

The Board believes that Mr. Dauber provides essential insight and expertise concerning the business, operations and strategies of the Company that is needed for the Board’s oversight and decision-making responsibilities.

Peter Menikoff, age 77, is currently a private investor. Mr. Menikoff served as the Interim Chief Financial Officer of Vlasic Foods International Inc. from February 2000 to May 2001. He has been a director of the Company since May 2007, Vice Chairman of the Board from November 2009 to May 2014 and Chairman of the Board since May 2014. Mr. Menikoff served as President and Chief Executive Officer of CONEMSCO, Inc., an oil and gas drilling/production supplies, services and equipment company, from April 1997 until June 1998. Mr. Menikoff served as Executive Vice President and Chief Administrative Officer of Tenneco Energy Corporation from April 1997 until June 1998. Prior to that, Mr. Menikoff served as a Senior Vice President of Tenneco, Inc., from June 1994 until April 1997. Mr. Menikoff served as Executive Vice President of Case Corporation, an agricultural and construction equipment company and a subsidiary of Tenneco, Inc., from November 1991 to June 1994. Mr. Menikoff served as Treasurer of Tenneco, Inc. from May 1989 to November 1991. Mr. Menikoff served as a director of Chubb Limited, formerly named ACE Limited, from 1986 until his retirement in 2016. Chubb Limited is the world’s largest publicly traded property and casualty insurer and is listed on the New York Stock Exchange. Mr. Menikoff holds a Bachelor of Science in Engineering from Rensselaer Polytechnic Institute, a Master of Business Administration from Columbia University and a Doctor of Jurisprudence from the Bates College of Law of the University of Houston. Mr. Menikoff is a member of the State Bar of Texas.

The Board believes that Mr. Menikoff’s extensive experience as a senior executive and director of major public companies assists the Board and management in strategic planning, managing for growth and the Board’s governance process.

Neal M. Dikeman, age 42, was most recently a venture capitalist at the corporate venture capital arm of Royal Dutch Shell, which he joined in 2013. He has been a director of the Company since August 2011. Prior to joining Shell, he was a founding partner of Jane Capital Partners, a clean-tech merchant banking firm, from 2001-2013. At Jane Capital he served as alternative energy advisor to a number of multinational energy companies, and cofounded 7 venture-backed alternative energy and technology startups; serving in various capacities both as director and full time or acting executive. From 2000 to 2001 Mr. Dikeman oversaw mergers and acquisitions at Globalgate, Inc., an ecommerce investment firm, and the parent company of Yellowpages.com. From 1999 to 2000 he was an Associate at private equity fund manager Doyle & Boissiere LLC, which invested in mid-market manufacturing companies. Mr. Dikeman began his career in energy investment banking with Bankers Trust in the oil & gas and energy service sectors. He holds a B.A. from Texas A&M University, and has served on the board of a number of technology startups.

The Board believes that Mr. Dikeman’s combined experience in oil & gas, renewable energy and corporate finance will assist the Board and management in formulating strategy for the Company’s renewable energy products and services and for corporate finance matters.

Edward L. Kuntz, 73 joined the Board of Directors in September 2013. Mr. Kuntz has served as Chairman of Kindred Healthcare, Inc. (NYSE: KND), one of the largest providers of long-term health care services in the United States, from May 2009 until May 2014, when he did not run for reelection. He served as the Executive Chairman of Kindred from January 2004 to May 2009 and as Kindred’s Chairman and Chief Executive Officer from January 1999 to December 31, 2003. Mr. Kuntz is a director of Rotech Healthcare, Inc., one of the largest providers of home medical equipment and related products and services in the United States, where he serves as a member of the audit and operating committees. He has been on the Board of Directors of U.S. Physical Therapy Inc. since August 2014. He is also a senior operating partner with Sentinel Capital Partners, a New York-based private equity firm where he serves on a number of portfolio company boards and an advisory partner of Aperture Venture Partners and Woodway Financial Advisors. Mr. Kuntz previously served as CEO of Kindred from 1999-2003 and as a director of PharMerica.

The Board believes that Mr. Kuntz’s experience as an executive and director of a variety of growing public and private equity-backed companies brings valuable experience to the board in matters such as organizational structure, corporate strategy, operational performance measurement and improvement and governance.

J. Hoke Peacock II, age 77, has been a partner with the law firm of Orgain, Bell & Tucker, L.L.P. since 1971. He has been a director of the Company since May 2007 and was a director of M&I, the predecessor company to AETI, from 1978 to 2007. Mr. Peacock is board certified in civil trial law by the Texas Board of Legal Specialization. His practice specializes in business litigation, including contract, real estate, intellectual property and oil and gas disputes. Mr. Peacock received his Bachelors degree from the University of Texas at Austin and a Doctor of Jurisprudence with Honors from the University of Texas School of Law.

The Board believes that Mr. Peacock’s legal experience aids the Board and management in assessing and managing the legal risks facing the Company’s current operations as well as in considering the legal risks of potential future activities.

Election of Preferred Director

On May 2, 2012 the Company completed a private placement of Series A Preferred Stock and Common Stock Purchase Warrants to JCH Crenshaw Holdings, LLC pursuant to a Securities Purchase Agreement dated April 13, 2012. Pursuant to such agreement, the Company agreed to increase the Board by one director and the holders of the Series A Preferred Stock, voting as a separate class, are entitled to elect one director (the “Preferred Director”). As required by the agreement, the Board appointed Casey Crenshaw as the Preferred Director as of May 2, 2012 and he was elected as the Preferred Director by the holder of the Series A Preferred Stock as of the dates of the 2013, 2014, 2015 and 2016 Annual Meetings. The holder of the Series A Preferred Stock has advised the Company that Casey Crenshaw will be elected by written consent as the Preferred Director for a term commencing on the date of the 2018 Annual Meeting and continuing until the next annual meeting of stockholders and until his successor has been duly elected and qualified. Proxies for the Preferred Director are not being solicited.

Casey Crenshaw, age 43, is currently serving as President and as a member of the Board of Directors of The Modern Group, Ltd, a privately owned diversified manufacturing, parts and distribution, rental/leasing and finance business. Mr. Crenshaw has held various positions with The Modern Group since 1997, including over 10 years as CFO. Mr. Crenshaw holds a BA in Finance from Texas A&M University.

The Board believes that Mr. Crenshaw brings to the Board leadership perspective on the operation, management and financing of a successful diversified manufacturing and service company.

Director Independence

The Board of Directors discussed and reviewed whether each nominee is independent within the Company’s corporate governance guidelines which are consistent with the director independence standards established by the NASDAQ Stock Market. In determining independence, the Board reviews and seeks to determine whether directors have any material relationship with the Company, direct or indirect, which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board reviews business, professional, charitable and familial relationships of the independent directors in determining independence. The Board determined that Peter Menikoff, Edward L. Kuntz, J. Hoke Peacock II, Casey Crenshaw and Neal M. Dikeman are independent. In determining the independence of Mr. Peacock, the Board considered that M&I utilized Mr. Peacock’s law firm for matters which generated $67,986 in fees and expenses to such firm in 2017. Such arrangement does not reflect on Mr. Peacock’s independence under NASDAQ Stock Market director independence standards. In determining the independence of Mr. Dikeman, the Board considered the additional compensation in the form of restricted stock units for board services requiring substantial additional time and attention.

Information about the Nominating Process

The Company’s Board of Directors has a Corporate Governance and Nominating Committee that undertakes the activities of identifying, evaluating and recommending nominees to serve as directors.

Nomination of Director Candidates by Stockholders

The policy of the Corporate Governance and Nominating Committee is to consider nominations of candidates for membership on the Board of Directors that are submitted by stockholders. Any such recommendations should include the nominee’s name and qualifications for Board membership and a consent signed by such candidate to serve as a director if elected and should be directed to William Brod, Corporate Secretary, American Electric Technologies, Inc., 1250 Wood Branch Park Drive, Suite 600, Houston, TX 77079.

Stockholders who comply with the requirements of our Bylaws with respect to advance written notice of stockholder director nominations at the Annual Meeting, including certain information that must be provided concerning the stockholder and each nominee, may nominate candidates for election as directors at the Annual Meeting by attending the meeting and offering the candidates into nomination at the time of the election of directors. Our Bylaws were filed with the Securities and Exchange Commission on Form 8-K on February 10, 2009, and can be viewed by visiting the SEC website at http://sec.gov. You may also obtain a copy of the Bylaws by writing to William Brod, Corporate Secretary, American Electric Technologies, Inc., 1250 Wood Branch Park Drive, Houston, TX 77079. Such information must be provided within the period set forth below under “Stockholder Proposals For Next Annual Meeting.”

For a stockholder’s nominees to be included in the Company’s Proxy Statement for next year’s annual meeting the stockholder must give timely notice to the Company by the date set forth below under “Stockholder Proposals For Next Annual Meeting.”

Director Qualifications

The Corporate Governance and Nominating Committee has not established any minimum qualifications for nomination as a director of the Company but has identified the following qualities and skills necessary for our directors to possess:

•	Integrity

•	Commitment to enhancing stockholder value

•	Ability to objectively analyze complex business problems and develop creative solutions

•	Pertinent expertise, experience and achievement in education, career and community

•	Familiarity with issues affecting the Company’s business

•	Availability to fulfill time commitment

•	Ability to work well with other directors

Identifying and Evaluating Nominees for Directors

Candidates for director may come from a number of sources including, among others, recommendations from current directors, recommendations from management, third-party search organizations, and stockholders. Director candidates are evaluated to determine whether they have the qualities and skills set forth above. Such evaluation may be by personal interview, background investigation and other appropriate means. The Corporate Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, in identifying nominees for director, the Committee does seek to have directors with a diversity of business experience and skills which allow for the expression of diverse viewpoints.

Director Attendance at the 2017 Annual Meeting

The Company expects all of its directors to attend the annual meeting of stockholders. Five of the directors attended the 2017 annual meeting of stockholders.

Stockholder Communications with the Board

Stockholders may communicate with the Board in writing by addressing mail to “Board of Directors” c/o William Brod, Corporate Secretary, American Electric Technologies, Inc., 1250 Wood Branch Park Drive, Suite 600, Houston, TX 77079. Any such communication will be distributed to each of the Company’s directors. A communication addressed to any individual director at the same address will be distributed only to that director.

Board Leadership Structure

The objective of the Board’s leadership structure is to provide effective and independent oversight of management on behalf of the stockholders. The Board’s three standing committees, described below, are composed entirely of independent directors. Peter Menikoff has served as the Board’s non-executive Chairman since the 2014 Annual Meeting. The Board believes its leadership structure provides effective and independent Board oversight of management.

Board Committees

The Board of Directors of the Company has a standing Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee.

Audit Committee

The Board adopted its current Audit Committee Charter on August 9, 2007. The principal functions of the Audit Committee are to review and monitor the Company’s financial reporting and the internal and external audits. The committee’s functions include, among other things: (i) to select and replace the Company’s independent registered public accounting firm; (ii) to review and approve in advance the scope and the fees of our annual audit and the scope and fees of non-audit services of the independent registered public accounting firm; (iii) to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection; and (iv) to review compliance with and the adequacy of our major accounting and financial reporting policies and controls. The members of the Audit Committee are currently Edward L. Kuntz (Chairman), Peter Menikoff , Casey Crenshaw and Neal M. Dikeman. The Audit Committee met four times during the fiscal year ended December 31, 2017. The Board has determined that Messrs. Menikoff, Crenshaw, Dikeman and Kuntz are “independent” as defined in the listing standards of the NASDAQ Stock Market and that Mr. Menikoff, Mr. Dikeman and Mr. Kuntz qualify as “audit committee financial experts” as defined in the regulations of the Securities and Exchange Commission. A copy of the Audit Committee charter is available at http://www.aeti.com.

Corporate Governance and Nominating Committee

The primary functions of the Corporate Governance and Nominating Committee are to identify, evaluate and recommend nominees to serve as directors, review corporate governance principles and practices and respond to regulatory initiatives and requirements. The Corporate Governance and Nominating Committee met four times during the fiscal year ended December 31, 2017. The members of the Corporate Governance and Nominating Committee are currently J. Hoke Peacock, II (Chairman), Peter Menikoff, Neal M. Dikeman, Casey Crenshaw and Edward L. Kuntz. The Board of Directors determined that Messrs. Peacock, Menikoff, Dikeman, Crenshaw and Kuntz are considered independent as defined in the listing standards of the NASDAQ Stock Market. A copy of the Corporate Governance and Nominating Committee charter is available at http://www.aeti.com.

Compensation Committee

The Board of Directors established the Compensation Committee as a standing committee on May 22, 2007. The primary functions of the Compensation Committee are to review and approve the compensation of the Chief

Executive Officer and the other executive officers of the Company, to recommend the compensation of the directors, to review and approve the terms of any employment agreements with executive officers and to produce an annual report for inclusion in the Company’s proxy statement. The Compensation Committee also administers and interprets the Company’s equity compensation and employee benefit plans and grants all awards under the employees stock incentive plan. The members of the Compensation Committee are currently Neal M. Dikeman (Chairman), Casey Crenshaw, J. Hoke Peacock, II, Peter Menikoff and Edward L. Kuntz. The Board of Directors determined that Messrs. Crenshaw, Peacock, Dikeman, Menikoff and Kuntz are considered independent as defined in the director independence standards of the NASDAQ Stock Market. A copy of the Compensation Committee charter is available at http://www.aeti.com.

Board’s Role in Risk Management

The Board and management are in the process of establishing a formal risk management policy providing for the assessment and management of risk factors relating to the Company. The Board of Directors, initially through the Audit Committee, provides oversight of the implementation and operation of the Company’s risk management processes.

Code of Ethics

The Company has adopted a code of business conduct and ethics for its directors, officers and employees. A copy of the code of business conduct and ethics is available at http://www.aeti.com.

Attendance at Meetings

During the fiscal year ended December 31, 2017, the Board of Directors held six meetings, two of which were telephonic. No member of the Board of Directors attended fewer than 75% of the meetings of the Board held in 2017.

Director Compensation

Directors, other than the Preferred Director, who are not employees of the Company or any of its subsidiaries and who do not have a compensatory agreement providing for service as a director of the Company or any of its subsidiaries received the following compensation for 2017:

Annual retainer for each Director, paid quarterly in advance	$31,500
Additional annual retainer for Chairman of the Board, and the Chairs of the Compensation and Nominating and Governance Committees	$4,500
Additional annual retainer for Chair of the Audit Committee	$13,500

The Company pays each director’s reasonable travel, lodging, meals and other expenses connected with their Board service.

The Non-Employee Directors’ Deferred Compensation Plan provides that eligible directors may elect to defer 50% to 100% of their retainer fees. Each deferral election must be made prior to the year such retainer payment is due and will last for the entire year. Deferral elections may be terminated for the next year. Deferred amounts may be used to acquire our common stock at fair market value on the date each retainer payment would be otherwise paid to an eligible director, to acquire stock units equivalent to the fair market value of our common stock on the date each retainer payment would be otherwise paid or may be paid in cash following termination of service as a director with interest accruing at the prime rate on such deferred fees.

Directors who are employees and non-employee directors who are not eligible for the foregoing non-employee director compensation receive no separate compensation for director service.

2017 Director Compensation

The following table provides information regarding compensation earned by, awarded or paid to directors who served during the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)	All other Compensation	Total ($)
Casey Crenshaw	—	—	—
Edward L. Kuntz(1)	45,000	—	45,000
Peter Menikoff(1)	36,000	—	36,000
J. Hoke Peacock II	36,000	—	36,000
Neal M. Dikeman(2)	36,000	300,000	336,000

Total	$153,000	$300,000	$453,000

(1)	Mr. Menikoff elected to defer payment of $36,000 of the fees earned and such deferred amounts were credited towards stock units equivalent in value to Company common stock at market price at the time that director fees are payable. Mr. Menikoff was credited with 20,239 stock units for service in 2017. Mr. Dikeman elected to defer payment of $36,000 of the fees earned and such deferred amounts were credited towards stock units equivalent in value to Company common stock at market price at the time that director fees are payable. Mr. Dikeman was credited with 20,239 stock units for service in 2017. Stock units are exchanged for equivalent number of shares of common stock six months after separation from service as a director.
(2)	Reflects the grant date fair value of 200,000 Restricted Stock Units granted on August 22, 2017, disregarding forfeiture assumptions, computed in accordance with ASC Topic 718 by multiplying the number of RSUs granted by the fair market value of the Company’s common stock on the grant date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company, and on written representations from the reporting persons, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors and officers were timely met during 2016.

Certain Relationships and Related Transactions

All related party transactions are required to be reviewed and approved by an independent body of the Board of Directors composed solely of independent directors as defined in NASDAQ Rule 4350(d)(2)(A).

Reference is hereby made to Note 13 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for further information.

PROPOSAL NO. 2

TO RATIFY THE SELECTION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2018

The Board of Directors is asking the stockholders to ratify the Audit Committee’s selection of Ham, Langston & Brezina, LLP as the Company’s independent registered public accounting firm for 2018. In the event the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection.

Representatives of Ham, Langston & Brezina, LLP are expected to be present at the Annual Meeting in person or by conference telephone and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions. Ham, Langston & Brezina, LLP has been our independent registered public accounting firm since the fiscal year ended December 31, 2007.

Fees billed for services provided by our independent registered public accounting firm for 2016 and 2017 were as follows:

	2016	2017
Audit Fees(1)	$295,490	$262,500
Audit-Related Fees(2)	—
Tax Fees(3)	—	—
All Other Fees(4)	11,500	11,500

Total	$306,990	$274,000

(1)	Audit fees represent fees for professional services provided by the independent registered public accounting firm in connection with the audit of our financial statements and review of our quarterly financial statements for the stated years. Included $63,000 related to Bomay audits in 2016 and $60,000 in 2017.
(2)	Audit-related fees represent research and review of 8-K filing.
(3)	Tax fees principally included tax advice, tax planning and tax return preparation.
(4)	Other fees represent fees for the audit of the Company’s 401(k) Benefit Plan.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with the Company’s management and Ham, Langston & Brezina, LLP the audited consolidated financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the Company’s 2017 fiscal year. The Audit Committee has also discussed with Ham, Langston & Brezina, LLP the matters required to be discussed pursuant to Auditing Standard No. 1301 issued by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received and reviewed the written disclosures and the letter from Ham, Langston & Brezina, LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Ham, Langston & Brezina, LLP its independence from the Company.

The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2017 fiscal year for filing with the SEC.

Respectfully submitted,

Edward L. Kuntz (Chairman)
Casey Crenshaw
Neal M. Dikeman Peter Menikoff

Audit Committee’s Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company’s independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its independent registered public accounting firm in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee pre-approved all of the fees described above.

The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining auditor independence.

Vote Required

The affirmative vote of a majority of the shares of voting stock present at the Annual Meeting and voting on the proposal as a single class is required to ratify the selection of the Company’s independent registered public accounting firm for 2018. Abstentions and broker non-votes have no effect on the vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, TO RATIFY THE SELECTION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board of Directors is providing the Company’s stockholders the opportunity to cast an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the compensation discussion and analysis, the compensation tables and the related disclosures concerning executive compensation.

The primary objectives of our executive compensation program are to:

•	enable the Company to recruit, retain and motivate skilled and knowledgeable executives;

•	ensure that executive compensation is aligned with our corporate strategies and business objectives;

•	promote the achievement of key strategic and financial performance measures by linking incentive compensation to the achievement of measurable corporate and individual performance goals; and

•	align executives’ incentives with the creation of stockholder value.

The Board of Directors believes that the achievement of these objectives is important to the Company’s long term success and requests stockholder approval the compensation of our named executive officers as disclosed in this Proxy Statement by adopting the following resolution at the Annual Meeting:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the definitive proxy statement for this meeting, is hereby approved.”

While the Board of Directors intends to carefully consider the stockholder vote on the proposal, the final vote will not be binding on the Board and is advisory in nature.

Vote Required

The affirmative vote of a majority of the voting shares of voting stock present at the Annual Meeting and voting on the proposal as a single class is required to approve the compensation of the named executive officers as disclosed in this Proxy Statement. Abstentions and broker non-votes have no effect on the vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT. PROXIES WILL BE VOTED “FOR” APPROVAL OF THE PROPOSAL UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 4

FREQUENCY OF ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

This proposal provides the Company’s stockholders the opportunity to inform the Board as to how often they wish the Company to include a proposal, similar to Proposal No. 3 in this Proxy Statement, to approve the Company’s executive compensation program. The Board of Directors believes that an advisory vote on the approval of executive compensation should take place every three years. The Board believes that such frequency is sufficient to keep it advised of the stockholders’ opinion of the Company’s executive compensation program. The Board will consider the results of the voting on this proposal in determining the frequency of the advisory vote on executive compensation but the vote is not binding on the Board and is advisory in nature.

The proxy allows the stockholders to vote on the frequency of the advisory vote on executive compensation:

•	Three years;

•	Two years; or

•	One year.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO HOLD AN ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION EVERY THREE YEARS. PROXIES WILL BE VOTED FOR A “THREE YEAR” FREQUENCY ON THE PROPOSAL UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 5

TO APPROVE THE ISSUANCE OF ALL SHARES OF COMMON STOCK UPON CONVERSION OF AND PAYMENT OF DIVIDENDS ON OUR SERIES A CONVERTIBLE PREFERRED STOCK AND EXERCISE OF OUR SERIES A AND SERIES B COMMON STOCK PURCHASE WARRANTS

Introduction

On May 2, 2012 the Company sold to JCH Crenshaw Holdings, LLC (the “Investor”), in a private placement, $5,000,000 of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), initially convertible into 1,000,000 shares of common stock at a conversion price of $5.00 per share, and Common Stock Purchase Warrants (the “Warrants”), exercisable until May 2, 2020, for 125,000 shares of common stock at an exercise price of $6.00 per share (the “Series A Purchase Warrants”) and 200,000 shares of common stock at an exercise price of $7.00 per share (the “Series B Purchase Warrants”). The Series A Preferred Stock and Common Stock Purchase Warrants were sold to the Investor pursuant to a securities purchase agreement (the “Securities Purchase Agreement”) dated April 13, 2012.

Pursuant to the terms of the Securities Purchase Agreement, Casey Crenshaw, the beneficial owner of the Investor, became a member of the Company’s Board of Directors on May 2, 2012 as the Preferred Director, and continues to serve as a director of the Company.

As previously disclosed in the Company’s Current Report on Form 8-K filed March 27, 2017, the Company and the Investor entered into an agreement restricting payment of cash dividends on and redemption of the Series A Preferred Stock to facilitate the sale of the Company’s senior secured Term Note in March 2017 (the “Standstill Agreement”). In consideration for the Investor’s agreement to the foregoing restrictions on cash dividends on and redemption of the Series A Preferred Stock the Company and the Investor agreed, pursuant to an agreement dated August 1, 2017 (the “Repricing Agreement”), to an adjustment to the initial conversion price of the Common Stock upon conversion of the Series A Preferred Stock and the initial exercise price of the Series A and B Purchase Warrants to reflect the current market value of the Company’s common stock.

Pursuant to the Repricing Agreement, the 1,000,000 outstanding shares of Series A Preferred Stock is convertible into 2,212,389 shares of common stock at an initial conversion price of $2.26 per share. If the Investor were to convert the shares of Series A Preferred Stock into our common stock, it would receive an amount of shares which is 25.3% of our outstanding common stock as of March 15, 2018. The Series A Purchase Warrants are exercisable for 125,000 shares of common stock at an initial exercise price of $2.72 per share and the Series B Purchase Warrants are exercisable for 200,000 shares of common stock at an initial exercise price of $3.17 per share. If the Investor were to purchase the 325,000 shares pursuant to the Warrants it would receive an amount of shares which is 3.7% of our outstanding shares as of March 15, 2018 and the Company would receive the purchase price of $974,000; however the Warrants have a cashless exercise provision. Until Proposal 5 is approved, the Series A Preferred Stock and the Warrants cannot be converted or exercised into more than 19.99% of our total outstanding common stock and shall not be entitled to more than 19.99% of the total voting power of all our equity securities prior to such issuance or conversion.

Why the Company Needs Stockholder Approval

The Company’s common stock is listed on the NASDAQ Stock Market and we must comply with certain rules of The NASDAQ Stock Market (the “NASDAQ Stock Market Rules”) in order to retain the NASDAQ listing of our common stock. The Company is required to seek stockholder approval for the common stock issuances described in Proposal 5 in order to ensure compliance with Rule 5635 of the NASDAQ Rules and the limitations set forth therein (“NASDAQ Rule 5635”).

NASDAQ Stock Market Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, which may result in the issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding prior to the issuance for less than the greater of book or market value. Because of the anti-dilution provisions of the Series A Preferred Stock and the Warrants, as well as our ability to pay dividends on the Series A Preferred Stock by issuance of our common stock, we cannot currently determine the total number of shares of our common stock or voting power that will be issued to the Investor pursuant to a conversion of the Series A Preferred Stock into common stock, exercise of the Warrants and payment of dividends on the Series A Preferred Stock by issuance of our common stock. Due to these uncertainties, the Series A Preferred Stock and the Warrants have the potential to provide for the issuance of securities equal to 20% or more of the Company’s common stock or 20% or more of its voting power for less than the greater of book or market value of the stock.

In addition, NASDAQ Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, NASDAQ interpretations provide that the acquisition of 20% of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer. Conversion of the Series A Preferred Stock and exercise of the Warrants at the initial prices set forth in the Repricing Agreement would result in the issuance of more than 20% of our common stock to the Investor and would result in a change of control under the NASDAQ interpretations of Rule 5635(b).

At the Annual Meeting of Stockholders held June 14, 2012, our stockholders approved the issuance of all shares of common stock upon conversion of the Series A Preferred Stock and exercise of the Warrants issued under the Securities Purchase Agreement. Due to the reduction of the initial conversion price of the Series A Preferred Stock and initial exercise price of the Warrants pursuant to the Repricing Agreement the Company is seeking stockholder approval at the 2018 Annual Meeting to issue of all shares of common stock issuable upon conversion of the Series A Convertible Preferred Stock, exercise of the Common Stock Purchase Warrants and payment of dividends on the Series A Convertible Stock in shares of common stock.

Material Terms of the Series A Preferred Stock

Series A Preferred Stock Ranking

The Series A Preferred Stock ranks senior to the Company’s junior equity securities, including our common stock.

Dividends

The Series A Preferred Stock will accrue cumulative dividends at a rate of 6% per annum whether or not dividends have been declared by the Board of Directors and whether or not there are profits, surplus or other funds available for the payment of such dividends. Such dividends are in preference to all other classes of stock junior in rank to the Series A Preferred Stock, including our common stock. The Company may pay such dividends in shares of the Company’s common stock based on the then current market price of our common stock. The Standstill Agreement currently prohibits the Company from paying cash dividends on the Series A Preferred Stock.

Conversion

Pursuant to the Repricing Agreement, each share of Series A Preferred Stock is initially convertible, at the option of the holder, into one (1) share of common stock at a conversion price of $2.26 per share of common stock, so that the 1,000,000 shares Series A Preferred Stock held by the Investor is initially convertible into an aggregate of 2,212,389 shares of common stock.

Adjustment of Conversion Price

The conversion price of the Series A Preferred Stock is subject to adjustment for specified events, including stock splits, reclassifications and exchanges, issuance of stock dividends, mergers and certain sales of assets and certain issuances of common stock or other securities convertible into or exercisable for common stock at prices that are or are deemed to be below the conversion price at the time of such issuance. A decrease in the conversion price due to our issuance of common stock in the future at prices below the then applicable conversion price will result in the holders of the Series A Preferred Stock receiving more than the 2,212,389 shares of our common stock into which the shares are convertible pursuant to the Repricing Agreement.

Mandatory Conversion

The Company has the right to cause all of the outstanding Series A Preferred Stock to be converted into common stock at the then applicable conversion price if the closing price of our common stock has equaled or exceeded 150% of the conversion price then if effect for at least 90 consecutive stock market trading days. The Company must pay all accrued and unpaid dividends on the Series A Preferred Stock prior to exercising its right to cause the conversion of the Series A Preferred Stock.

Redemption Rights

Subject to the restrictions in the Standstill Agreement, the holders of a majority of the outstanding Series A Preferred Stock, may require the Company to redeem all of the then outstanding Series A Preferred Stock for an amount in cash equal to the lesser of (i) 100% of the aggregate Liquidation Preference of the Series A Preferred Stock, currently $5.00 per share, then outstanding or (ii) the fair market value of the Series A Preferred Stock as determined in good faith by the Board of Directors. The holders of a majority of the outstanding Series A Preferred Stock may also require the Company to redeem all of the then outstanding Series A Preferred Stock at any time following a material default by the Company of any of the representations, warranties or covenants of the Company in the Securities Purchase Agreement. The Standstill Agreement currently prohibits the Company from redeeming the Series A Preferred Stock.

Liquidation Preference

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of the Series A Preferred Stock will be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series A Preferred Stock to the Liquidation Value the Series A Preferred Stock plus any accrued and unpaid dividends thereon before any distribution or payment shall be made to the holders of any junior securities (including, without limitation, the common stock). Certain mergers or consolidations involving the Company or sales of all or substantially all of the capital stock or assets of the Company will be deemed to be a liquidation, dissolution or winding up of the Company unless the holders of a majority of the then outstanding Series A Preferred Stock elect not to treat such transactions as liquidation events.

Voting, Right to Appoint a Director and Approval Rights

The Series A Preferred Stock votes on an as converted basis with the Company’s common stock, subject to certain limitations. The holders of a majority of the outstanding Series A Preferred Stock have the right to appoint one individual to serve as a voting member of the Company’s Board of Directors (the “Preferred Director”). Casey Crenshaw has been the Preferred Director since May 2, 2012.

So long as the shares of Series A Preferred Stock on an as converted to Common Stock basis represent 5% or more of the Corporation’s outstanding capital stock, the Company shall not (by amendment, merger, consolidation or otherwise) without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

(a) amend, alter, waive, repeal or modify any provision of its Articles of Incorporation or Bylaws of the Corporation so as to adversely affect or otherwise impair any of the rights, preferences, privileges, qualifications, limitations or restrictions of, or applicable to, the Series A Preferred Stock;

(b) authorize or issue, or obligate itself to issue, any other equity security, including any security convertible into or exercisable for any equity security, having rights, preferences or privileges senior to or on a parity with the Series A Preferred Stock;

(c) alter or change any rights, preferences or privileges of the Series A Preferred Stock; or

(d) increase or decrease (other than by conversion) the total number of authorized shares of Series A Preferred Stock.

The holders of Series A Preferred Stock may not vote their shares of Series A Preferred Stock or shares acquired on exercise of the Warrants in connection with this Proposal No. 5.

Rights to Participate in Future Financings

At any time while the Series A Preferred Stock owned by the Investor represents on an as converted basis 5% or more of our common stock the Investor shall have a right to participate pro-rata with respect to the issuance by the Company of any future equity or equity-linked securities or debt which is convertible into or exercisable or exchangeable for equity or in which there is an equity component on the same terms and conditions as offered by the Company to the other purchasers of such securities. Such rights do not apply to any issuances made: (a) to employees, officers, directors, consultants and advisors of the Company pursuant to any incentive plan, stock purchase plan, agreement or other arrangement duly adopted by the Company and approved by the compensation committee of the Board; (b) upon exercise of the Warrants; (c) upon issuance or conversion of the Series A Preferred Stock; (c) in connection with a merger, acquisition, asset acquisition, lease, joint venture or similar acquisitive transaction approved by the Board; and (d) for services to financial institutions in connection with investment banking, commercial credit transactions, equipment financing or similar transactions approved by the Board.

Material Terms of the Warrants

Pursuant to the Repricing Agreement, the Warrants are exercisable for 125,000 shares of common stock at an exercise price of $2.72 per share and 200,000 shares at an exercise price of $3.17 per share. The exercise price of the Warrants is subject to adjustment for specified events, including stock splits, reclassifications and exchanges, issuance of stock dividends, mergers and certain sales of assets and certain issuances of common stock or other securities convertible into or exercisable for common stock at prices that are or are deemed to be below the exercise price at the time of such issuance. The holders of the Warrants have the option to exercise the warrants on a “net share” or cashless basis, in which warrant shares are forfeited in lieu of paying the cash exercise price, in which case the Company would receive no additional proceeds upon their exercise, but fewer shares would be issued. The Warrants are exercisable until May 2, 2020.

Certain Consequences if Proposal No. 5 is Approved

If Proposal No. 5 is approved, the Company may issue all shares of common stock upon conversion of the Series A Preferred Stock, exercise of the Warrants and payment of dividends in common stock, even if such shares represent 20% or more of the total number of shares of our common stock outstanding and our existing stockholders will incur dilution to their voting and economic interests and will own a smaller percentage of our outstanding common stock. Additionally, the Investor will be able to exercise as converted full voting power on the Series A Preferred Stock and shares issued on exercise of the Warrants and dividend payments even if this represents 20% or more of the total voting power.

Certain Consequences if Proposal No. 5 is Not Approved

If Proposal No. 5 is not approved, then the Series A Preferred Stock and the Warrants cannot be converted or exercised into more than 19.99% of our total outstanding common stock and shall not be entitled to more than

19.99% of the total voting power of all our equity securities prior to such issuance or conversion. To the extent the Series A Preferred Stock could not be converted above 19.99%, the unconverted Series A Preferred Stock would remain outstanding and accruing dividends, and the Company could be prohibited from requiring conversion of such Series A Preferred Stock at a time when it is advantageous for the Company to do so.

Further Information

The terms of the Series A Preferred Stock, the Warrants, the Standstill Agreement and the Repricing Agreement are complex and only briefly summarized above. For further information on the Series A Preferred Stock, the Warrants and the rights of the Investor, please refer to the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2012. For further information on the Standstill Agreement, please refer to the Company’s Current Report on Form 8-K filed with the SEC on March 27, 2017. For further information on the Repricing Agreement, please refer to the Company’s Current Report on Form 8-K filed with the SEC on August 3, 2017. Each of these Current Reports on Form 8-K may be viewed on our website, www.aeti.com, or the SEC’s website at www.sec.gov. We will furnish a copy of such Current Reports and exhibits without charge to any stockholder upon request made to William Brod, Corporate Secretary and Chief Financial Officer, American Electric Technologies, Inc., 1250 Wood Branch Park Drive, Suite 600, Houston, Texas 77079.

Vote Required

The affirmative vote of a majority of the shares of common stock present at the Special Meeting and voting on the proposal is required to approve Proposal 5. Abstentions and broker non-votes will have no effect since only shares voting on the transaction will be counted.

Recommendation of Special Conflicts Committee

A Special Conflicts Committee of the Company’s Board of Directors, comprised of three independent directors, has unanimously determined that the repricing of the initial conversion price of the Series A Preferred Stock and the initial exercise price of the Warrants is desirable and in the best interests of the Company.

Recommendation of the Board of Directors

THE COMPANY’S BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL NO. 5 IS DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS APPROVAL OF PROPOSAL NO. 5. PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 5 UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 6

TO APPROVE AMENDMENT OF THE 2007 EMPLOYEE STOCK INCENTIVE PLAN TO AUTHORIZE THE ISSUANCE OF AN ADDITIONAL 500,000 SHARES OF COMMON STOCK UNDER THE PLAN AND TO MAKE NON-EMPLOYEE DIRECTORS ELIGIBLE TO RECEIVE AWARDS UNDER THE PLAN.

General

The Board of Directors is seeking approval of amendments to the 2007 Employee Stock Incentive Plan (the “Plan”) to authorize the issuance of an additional 500,000 shares of common stock under the Plan and to make non-employee directors eligible to receive awards under the Plan. Currently, 1,700,000 shares of common stock are authorized for issuance under the Plan and awards under the Plan may be granted only to employees (including employees who may be directors who are also officers), independent contractors and consultants of the Company and its subsidiaries.

The Board of Directors believes that the Plan has proven to be an important long-term incentive that is critical to enable the Company to attract and retain qualified personnel and encourage participants to focus on the long-term growth of stockholder value as well as promoting a closer identity of interest between participants and stockholders of the Company. The Board of Directors believes that the Company would receive similar benefits if the Plan were to be extended to non-employee directors. For further information, see the “Executive Compensation” and “Director Compensation” discussion contained in this Proxy Statement.

As of March 29, 2018 there were outstanding awards issued under the Plan covering 605,000 shares of common stock and 562,018 shares were available for future awards under the Plan, including shares which have become available as a result of termination of prior awards under the Plan.

If the stockholders do not approve the amendment, the Plan will be limited to the current 1,700,000 shares authorized, the Company will not be able to make the additional 500,000 shares available for issuance under the Plan and our non-employee directors will continue to be ineligible to receive awards under the Plan.

The Plan, as originally approved by the stockholders on November 7, 2007, authorized the issuance of up to 300,000 shares. The stockholders approved an additional 500,000 for issuance under the Plan at the 2010 Annual Meeting, an additional 300,000 shares were approved for issuance under the Plan at the 2012 Annual Meeting and an additional 600,000 shares were approved for issuance at the 2014 Annual Meeting.

Description of the 2007 Employee Stock Incentive Plan

The following is a description of the material features of the 2007 Employee Stock Incentive Plan, as amended.

Eligibility

Awards under the Plan may be granted to employees (including employees who may be directors and officers), independent contractors and consultants of the Company and its subsidiaries. Upon approval of Proposal No. 5 at the Annual Meeting our non-employee directors would also be eligible to receive awards under the Plan. Approximately 75% of our employees are eligible to participate in the Plan.

Shares Subject to the Plan

The Plan currently authorizes the issuance of up to 1,700,000 shares of the Company’s common stock. Upon approval of Proposal No. 5 at the Annual Meeting an additional 500,000 shares would be authorized for issuance pursuant to awards under the Plan. In the event of certain changes in the Company’s common stock such as recapitalization, reclassification, stock split, combination or exchange of shares, stock dividends or the like, appropriate adjustment will be made in the number and kind of shares available for issuance under the Plan and the purchase price, if any, per share. The closing price of our common stock on the NASDAQ Stock Market on March 29, 2018 was $1.50 per share.

Administration

The Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company. The Committee has the full and exclusive power to construe, interpret and administer the Plan, including, but not limited to, the authority to designate which eligible participants are to be granted awards and to determine the type of award and the number of shares to be subject thereto and the terms and conditions thereof, consistent with the terms of the Plan. The Committee is also authorized to adopt, amend and revoke rules relating to the administration of the Plan.

Awards Under the Plan

The Plan provides that the Committee may grant or issue stock options, stock appreciation rights, restricted stock, restricted units, performance shares, performance units and stock-based awards pursuant to a written agreement and may contain such terms as the Committee determines. Subject to the provisions of the Plan, the Committee has the sole and complete authority to determine the eligible recipients of awards under the Plan. All awards shall be subject to such terms, conditions and restrictions determined by the Compensation Committee and included in the award agreement. Such terms, conditions and restrictions may include provisions related to vesting of awards, and the effect of a participant’s termination of employment and change of control of the Company on outstanding awards under the Plan. No participant may receive a grant covering more than 200,000 shares in any year.

Share Counting Rules

When the Committee grants an award under the Plan, the full number of shares subject to the award is charged against the number of shares that remain available for delivery pursuant to awards. After grant, the number of shares subject to any portion of an award that is canceled or that expires without having been settled in shares, or that is settled through the delivery of consideration other than shares, will be available for new awards. If shares are tendered or withheld to pay the exercise price of an award or to satisfy a tax withholding obligation, those tendered or withheld shares will be available for new awards.

Stock Options

Stock Options provide for the right to purchase shares of Company common stock at a specified price as determined by the Committee, provided that the exercise price per share of common stock option may not be less than 100% of the fair market value of a share as of the date the option is granted. Stock options granted under the Plan may be incentive stock options (“ISOs”) that are designed to comply with the provisions of Section 422 of the Internal Revenue Code (the “Code”) and will be subject to restrictions contained in the Code or nonqualified stock options (“NQSOs”). The maximum number of shares of Company common stock that may be issued upon the exercise of ISOs may not exceed the total number of shares available for grant under the Plan as set forth above under “Shares Subject to the Plan”. Stock options may be granted for a term specified by the Committee, provided that no option may be exercisable after ten years from the date of grant. The Committee may accelerate the exercisability of any option or portion thereof at any time. The Committee may provide in the option agreement that all or a part of the shares received by an optionee upon the exercise of a NQSO shall be restricted shares subject to any or all of the restrictions or conditions described below.

Exercise Price. The exercise price for each Option will be determined by the Committee, but will not be less than 100% of the fair market value of a share of common stock on the date of grant. If an ISO is granted to a ten percent stockholder of the Company (as defined in the Plan), the exercise price will be at least 110% of the fair market value of a share on the date of grant.

Exercise of Options. The Committee determines when Options become exercisable and in its discretion may accelerate the vesting of any outstanding Option or extend the term of a NQSO option set to expire prior to ten years from the date of issuance. The means of payment for shares issued upon exercise of an Option are specified in each option agreement. The Plan permits payment to be made by cash, check, wire transfer, other shares of Company common stock and Options issued under the Plan. All payment methods other than payment of cash, check and wire transfer will be subject to such restrictions as may be established by the Committee or applicable law or the rules of any applicable stock exchange. The participant must pay any required tax withholding in cash at the time of exercise or the Company may make other arrangements for the payment of such withholding tax obligations, including withholding compensation otherwise due the participant or utilizing Company Stock due under the award.

Limits on Exercisability. No Option will be exercisable after the expiration of ten years from the date an Option is granted (five years with respect to an ISO held by an Optionee who is a ten percent stockholder of the Company). Options will be exercisable at such times as determined by the Committee. Unless otherwise specified at the time of grant of the Option, an Option will become exercisable as to one-third of the shares in the first year after grant, an additional one-third on the first anniversary of the date of grant and fully exercisable on the second anniversary of the date of grant. An option granted under the Plan will generally expire on the first to occur of: (i) conviction of a felony against the Company (ii) three (3) months after the date of a termination of employment or retention for any reason other than death or (ii) six (6) months after death of the optionee; provided that the Committee may specify in the document governing the option that an Option may be exercisable during a longer period. ISOs held by a participant under the Plan and any other plans of the Company may not become exercisable for the first time during any calendar year in excess of $100,000.

Stock Appreciation Rights

A stock appreciation right may be granted by the Compensation Committee in its discretion. The grant price for each stock appreciation right shall be determined by the Compensation Committee and shall be specified in the Award agreement, but in no event shall the grant price be less than the fair market value of the shares of common stock of the company on the date the stock appreciation right is granted. The term of the stock appreciation right shall be determined by the Compensation Committee and specified in the Award agreement, which relates to the stock appreciation right. No stock appreciation right will be exercised after the tenth anniversary from the date of its grant. Stock appreciation rights may be exercised subject to the terms and conditions the Compensation Committee imposes. Upon the exercise of a Stock Appreciation Right the participant is entitled to receive Company common stock valued at the time of exercise in the amount of the difference between the grant price of the exercised stock appreciation right and the fair market value of the shares at the time the stock appreciation right is exercised.

Restricted Stock

Shares of common stock may be granted by the Compensation Committee to an eligible participant and made subject to restrictions on sale, pledge or other transfer by the participant for a certain period (the restricted period). All shares of restricted stock will be subject to such restrictions as the Compensation Committee may provide in an Award agreement with the participant, including provisions obligating the participant to forfeit or resell the shares to us in the event of termination of employment or service. Participant’s rights with respect to such shares shall be subject to the restrictions provided in the Award agreement and the Plan.

Restricted Stock Units

A restricted stock unit represents the right to receive from us, on the respective scheduled vesting or payment date for such restricted stock unit, one share of common stock. An award of restricted stock units may be subject to forfeiture provisions and such other terms and conditions as the Compensation Committee may determine, subject to the provisions of the Plan.

Performance Shares and Performance Units

Shares of common stock may be granted by the Compensation Committee to an eligible participant and made subject to the achievement of pre-established performance goals for a specified period following the grant which, depending on the extent to which such performance criteria are met in such performance period, will determine, in the manner set forth in the Award Agreement, the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant. The pre-established performance goals will be based on any or a combination of the following business criteria applied to the Company as a whole, a Company division or a subsidiary: (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; and (xi) reducing costs of the Company, as evidenced by meeting or reducing budgeted expenses established by the Company. For purposes of item (i) above, extraordinary items shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle.

Stock Awards

Each stock award under the Plan will contain provisions regarding (1) the number of shares subject to such stock award or a formula for determining such number, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retainable and vested, as applicable, (4) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Committee, (5) restrictions on the transferability of the stock award, and (6) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. Such awards may be granted or sold in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such participant.

New Plan Benefits

On August 22, 2017 Neal M. Dikeman, a non-employee director, was issued 200,000 Restricted Stock Units subject to vesting upon achievement of certain contingencies. Based on the closing price of the Company’s common stock on December 31, 2017 of $1.50, the value of the RSU grant to Mr. Dikeman will be $300,000 assuming all 200,000 RSU’s will vest and convert to 200,000 shares of common stock. In the event the amendment of the Plan to extend eligibility to non-employee directors is not approved at the Annual Meeting, the

RSU grant to Mr. Dikeman will be void, in which event the Company will pay him the monetary value of such award upon achievement of the contingencies.

The Company has agreed to issue future awards under the Plan as follows:

Pursuant to William Brod’s employment agreement, Mr. Brod is entitled to receive an annual award of performance-based restricted stock units valued at $70,000 in common stock at time of issuance. The restricted stock units are subject to vesting upon achievement of individual and Company performance objectives for the year of issuance. Vested restricted stock units convert into common stock on a one-to-one basis in four equal annual installments from the original grant date, subject to a continuing employment requirement. Based on the closing price of the Company’s common stock on December 31, 2017 of $1.50 per share, Mr. Brod would receive an annual grant of 46,667 restricted stock units and the value of the annual future grants to Mr. Brod would be $70,000 assuming all RSU’s will vest and convert to shares of common stock.

All other future grants of awards under the Plan, if any, that will be made to eligible participants are subject to the discretion of the Compensation Committee and, therefore, it is not possible to determine the awards under the Plan that will be received by our executive officers and other participants if the amendment to the Plan is approved by the stockholders.

Amendment, Suspension and Termination

The Plan may be amended, suspended, or terminated at any time or from time to time by the Compensation Committee, provided that (i) no such amendment or modification may, without written consent of the participant, alter or impair any rights or obligations under any outstanding awards under the Plan; and (ii) no amendment will be effective unless approved by the affirmative vote of the holders of a majority of shares of the Company present, or represented, and entitled to vote at a meeting of stockholders of the Company duly held within twelve months of the date of adoption where such amendment will: (a) increase the total number of shares reserved for the issuance under the Plan; or (b) materially change the standards of eligibility under the Plan; (c) materially increase the benefits which may accrue to participants under the Plan; or (d) result in the adoption of a new plan or require the approval of the stockholders under any applicable tax, regulatory or stock market requirement.

Subject to the foregoing, the Compensation Committee may amend, extend, modify or terminate any outstanding award with the participant’s written consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan.

Transfer Restrictions

Except as otherwise determined by the Compensation Committee, no award shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any participant shall be subject to any lien, obligation or liability of the participant.

Securities Law Compliance

In the event that the shares to be acquired pursuant to the Plan are not covered by a then current registration statement under the Securities Act of 1933 (the “Securities Act”), and is not otherwise exempt, such shares will be restricted against transfer to the extent required by the Securities Act and the Compensation Committee may require any participant to represent in writing an intention to invest, rather than distribute, the shares.

Miscellaneous Provisions

The adoption of the Plan will not affect any other compensation or incentive plans in effect for the Company or any subsidiary. Nothing in the Plan guarantees continued employment for any participating employee. The Company and its subsidiaries reserve the right to remove, terminate or discharge any employee at any time and for any reason.

Federal Income Tax Consequences of Stock Options

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Tax Consequences to Participants

With respect to a non-qualified stock option (NQSO), in general: (i) no income will be recognized by an optionee at the time an NQSO is granted; (ii) at the time of exercise of an NQSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of an NQSO, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

With respect to an incentive stock option (ISO), no income generally will be recognized by an optionee upon the grant or exercise of an ISO. However, any excess of the fair market value of the shares at the time of exercise over the option price will be subject to the alternative minimum tax. If no disposition of shares issued to an optionee is made within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares if a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Awards

Stock awards will generally be taxed as ordinary income when the participant receives the unrestricted right to the shares in the award. In the event the shares in the award are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code, the participant will not recognize ordinary income at the time of grant of the award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture or becomes transferable. Upon a disposition of such shares by the participant, any difference between the sale price and the amount recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by the Company.

Payment of Withholding Taxes

We may withhold from any stock issuances under the Plan, or collect as a condition of payment, any taxes required by law to be withheld. With the Compensation Committee’s approval a participant may be allowed to satisfy his or her withholding tax obligation by electing to deliver currently owned shares of common stock or to have us withhold, from the shares the participant would otherwise receive, shares of common stock, in each case having a value equal to the minimum amount required to be withheld.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the tests of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” under the Code and is not disallowed by Section 162(m) of the Code.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information about outstanding equity plans as of December 31, 2017. The 2007 Employee Stock Incentive Plan, as amended, has been approved to issue up to 1,700,000 shares of the Company’s common stock.

Plan Category	Number of securities to be issued upon exercise of outstanding rights(1)	Weighted- average exercise price of outstanding options(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))(3)(a)
Equity compensation plans approved by security holders	165,120	$—	377,018
Equity compensation plans not approved by security holders	—	—	—
Total(c)	165,120	$—	377,018

(1)	Includes shares of common stock issuable upon vesting of outstanding restricted stock units (RSUs).
(2)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, which convert to common stock on a one-to-one basis. No options were outstanding.
(3)	Consists of the shares available for future issuance under 2007 Employee Stock Incentive Plan for services by eligible employees, board members, independent contractors and consultants.
(a)	See Note 10 to the consolidated financial statements included in this 10-K for the year ended December 31, 2017 for further information.

Vote Required

The affirmative vote of a majority of the shares of voting stock present at the Annual Meeting and voting on the proposal is required to approve the amendment to the 2007 Employee Stock Incentive Plan making non-employee directors eligible to receive awards under the Plan. Abstentions and broker non-votes will have no effect since only shares voting on the proposal will be counted.

A full copy of the Plan, including the proposed amendment, is attached to this proxy statement as

Annex A.

Members of our Board of Directors and our named executive officers have an interest in this proposal because they are eligible to receive awards under the Plan, as proposed to be amended.

Recommendation of the Board of Directors

THE COMPANY’S BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL NO. 6 IS DESIRABLE AND IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS APPROVAL OF PROPOSAL NO. 6. PROXIES WILL BE VOTED “FOR” PROPOSAL NO. 6 UNLESS OTHERWISE SPECIFIED.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock and Series A Preferred Stock as of March 10, 2018 by (i) each stockholder who is known by the Company to own beneficially more than five percent of any class of the Company’s voting securities, (ii) each current director and nominee for director of the Company, (iii) each of the Company’s current executive officers named in the Summary Compensation Table set forth in this proxy statement, and (iv) all executive officers and directors of the Company as a group. The information as to each person or entity is based upon the Company’s records, information filed with the SEC and information provided to the Company.

	Common Stock			Series A Preferred Stock
Name	Number of Shares (h)		Percent of Class (h)	Number of Shares	Percent of Class
Arthur G. Dauber	1,117,885		12.8		—
Casey Crenshaw	2,055,570	(a)	19.2	1,000,000	100
Charles M. Dauber	602,790	(b)	6.9
J. Hoke Peacock II	443,611	(c)	5.1
Neal T. Hare	261,616		3.0
James J. Steffek	622,724		7.1
Peter Menikoff(d)	10,000		*
Edward L. Kuntz(d)	—		*
Neal M. Dikeman(d)	6,250		*
William Brod	—
Tieton Capital Management(e)	674,888		7.7
Ariel Investments, LLC(f)	1,567,506		17.9
All directors and officers as a group of (10) persons(g)	3,396,869		31.4	1,000,000	100

*	Indicates less than 1%
(a)	Includes 332,602 shares of common stock currently held, 1,740,000 shares of common stock which may be currently acquired upon conversion of 1,000,000 shares of Series A Preferred Stock and exercise of 325,000 common stock purchase warrants due to contractual limitation on Preferred Stock conversion and warrant exercise. Such common stock, Series A Preferred Stock and common stock purchase warrants are owned of record by JCH Crenshaw Holdings, LLC. Casey Crenshaw is the sole managing member of JCH Crenshaw Holdings, LLC and disclaims any beneficial ownership of the shares owned by JCH Crenshaw Holdings LLC in excess of his pecuniary interest in such shares.
(b)	Includes 65,500 shares held on behalf of a minor.
(c)	Includes 99,211 shares held in a pension plan with a bank trustee. Mr. Peacock has sole voting and investment power over these shares.
(d)	Does not include stock units held by directors as of March 10, 2018 from deferred director fees as follows: Peter Menikoff 109,506 units, Edward L. Kuntz 19,040 units and Neal M. Dikeman 56,852 units.
(e)	Based on the most recently available Schedule 13G/A filed with the SEC on January 4, 2018 by Tieton Capital Management. According to its amended Schedule 13G, Tieton Investments, LLC reported having shared voting and dispositive power over 674,888 shares beneficially owned. The Schedule 13G/A contained information as of December 31, 2017 and may not reflect current holdings of our common stock. The address for Tieton Capital Management is 4700 Tieton Drive, Suite C, Yakima, WA 98908.
(f)	Based on the most recently available Form 13G filed with the SEC on February 13, 2018 by Ariel Investments, LLC. According to its Form 13G, Ariel Investments, LLC reported having shared dispositive power over 1,567,506 shares and shared voting power over 861,640 shares beneficially owned. The amended Schedule 13G contained information as of December 31, 2017 and may not reflect current holdings of our common stock. The address for Ariel Investments, LLC is 200 E. Randolph Street, Suite 2900, Chicago, IL 60601.

(g)	Includes 1,000,000 shares of common stock which may be currently issued upon conversion of Series A Preferred Stock and 325,000 shares of common stock which may be currently issued upon exercise of common stock purchase warrants. See footnote (a) for further information.
(h)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from March 10, 2017, upon the exercise of options, warrants or convertible securities and conversion of restricted stock units. Each beneficial owner’s percentage of ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and are exercisable within 60 days from that date have been so exercised. Unless otherwise noted, we believe that all persons named in this table own the shares directly and have sole voting and investment power with respect to shares indicated.

Address of Arthur G. Dauber, Charles M. Dauber and James J. Steffek is 1250 Wood Branch Park Drive, Suite 600, Houston, TX 77079. Address of J. Hoke Peacock II is 470 Orleans Street, Beaumont, TX 77701. Address of Casey Crenshaw and JCH Crenshaw Holdings, LLC is 470 Orleans Street, 7th Floor, Beaumont, TX 77701.

EXECUTIVE OFFICERS

Our current executive officers are:

Name	Position
Charles M. Dauber	President and CEO
Neal T. Hare	Senior Vice President, Chief Technology Officer
William Brod	Senior Vice President, Chief Financial Officer and Secretary

Information about Charles M. Dauber is contained in “Nominees of the Board of Directors” above.

Neal T. Hare, age 71, is the Senior Vice President—Chief Technology Officer of M&I and has been with M&I since January 1992. He became Senior Vice President of Operations of the Company in May 2007 and was named Chief Technology Officer in January 2008. Mr. Hare’s service in the energy industry spans 38 years with 10 years as Vice President of Operations—Ross Hill Controls (DC Oilfield Drives) and Vice President of Operations—Powell Electrical Manufacturing (Switchgear and Controls). Mr. Hare has a Bachelor of Science degree in Electrical Engineering from Cal State-Long Beach.

William Brod, age 54, has been our Senior Vice President and Chief Financial Officer since November 2015. Mr. Brod served as CFO of OceanGeo, Houston, Texas, 2014 to 2015. From 2008 to 2013 he was Commercial Director of AES North America West. AES Corporation is a Fortune 200 global power company. From 2002 to 2008 he served as CFO of various AES Corporation subsidiaries and divisions. Mr. Brod is a Certified Public Accountant in the State of Texas.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The primary objectives of our executive compensation program are to:

•	enable the Company to recruit, retain and motivate skilled and knowledgeable executives;

•	ensure that executive compensation is aligned with our corporate strategies and business objectives;

•	promote the achievement of key strategic and financial performance measures by linking incentive compensation to the achievement of measurable corporate and individual performance goals; and

•	align executive incentives with the creation of stockholder value.

To achieve these objectives, we expect to maintain our executive compensation at levels which are competitive with those of other companies with which we compete for executive talent. In addition, all our named executive officers will have an annual bonus compensation program providing a cash bonus for achieving corporate and individual goals. We provide certain of our senior executive officers with performance based compensation in the form of equity awards that vest over time in amounts related to achieving specific corporate financial goals, personal goals and/or continued employment, which we believe will help to retain our executives and align their interests with those of our stockholders by allowing the executives to participate in the longer term success of our Company as reflected in stock price appreciation.

Elements of Our Executive Compensation Program

The following elements comprise compensation currently paid to our executive officers:

Base salary. We fix the chief executive officer’s base compensation and review his recommendations regarding the base compensation of the executive officers to provide assurance that we are able to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. At least annually, the Compensation Committee evaluates the base salaries for our executives, together with other components of compensation, and considers adjustments based on an assessment of each executive’s performance, competitive compensation trends and their review and consideration of compensation surveys and other information provided by our human resources department or from independent sources. We expect our CEO, as manager of our other senior executives, to keep the Compensation Committee advised as to how our senior executives are performing.

Executive Performance Cash Bonus Program. The performance bonus element of the cash compensation of our executive officers is based upon achievement of Company and individual performance goals recommended by our CEO and approved by our Compensation Committee. The 2017 performance bonus compensation program for our senior executives provides for cash bonus targets ranging from approximately 15% to 50% of base salary. Our CEO is primarily responsible for recommending to the Board of Directors the Company financial objectives and individual performance goals of our senior executives. A minimum targeted Company financial performance must be achieved for the cash bonus to be earned. The bonus is calculated including both individual and company performance metrics. Each of the individual and performance metrics includes financial and operating metrics. Some of each officer’s individual performance goals and objectives may require a subjective evaluation and judgment with respect to achievement of these goals. Company performance targets make up approximately 75% of total bonus with individual goals encompassing the remainder. The Company financial performance element of each executive’s bonus is designated in a business area where the executive contributes and may include such performance metrics as earnings of the entire Company or one or more business segments. The Compensation Committee may also recognize exceptional performance in excess of targeted goals by granting bonus awards in excess of targeted amounts.

Our CEO reviews each senior executive’s performance against Company and individual performance goals set for that executive during the previous year. Based on this assessment, the CEO will then recommend to the

Compensation Committee what percentage of each executive’s target bonus the executive should receive. The Compensation Committee, without the CEO’s participation, evaluates the CEO’s performance to determine the CEO’s bonus by reviewing the CEO’s success in achieving the Company and personal performance goals establish by the committee in the prior year.

Equity Incentives. Our equity incentive program is the primary vehicle for offering long-term incentives to our employees, including our executive officers. Executives are eligible to receive grants of stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights and other stock-based equity awards at the discretion of the Compensation Committee. Our 2007 Employee Stock Incentive Plan authorizes the issuance of up to 1,700,000 shares of our common stock. In 2016 and 2017 certain executives were awarded performance-based restricted stock units. Some of these awards were subject to achievement of performance targets in the year of grant and continued employment to become fully vested, and some of such awards required only continued employment to become fully vested. The Compensation Committee will also recognize exceptional performance in excess of targeted goals by granting equity awards in excess of targeted amounts.

We believe equity awards provide our executive officers with an incentive to focus on our long-term performance, create an ownership culture among our management team and our employees, and align the interests of our executive officers with those of our stockholders. In addition, the vesting feature of our equity awards is designed to further our objective of executive retention by providing an incentive to our executive officers to remain employed with us during the vesting period. We believe the long-term performance of our business is improved through the grant of stock-based awards so that the interests of our executive officers are aligned with the creation of value for our stockholders. In determining the size of equity grants to our executive officers, our Compensation Committee will consider our overall performance, the applicable executive officer’s performance, the achievement of certain strategic initiatives, the amount of equity previously awarded to the executive officer, and the vesting of such awards, as well as their own business judgment and experiences. The Compensation Committee may also make the receipt of equity incentives subject to the achievement of specific objective Company financial goals and/or continued employment.

Grants of equity awards, including those to our named executive officers, are required to be approved by our Compensation Committee. We may grant equity awards to executive officers upon their initial hire and in connection with a promotion. In addition, grants of equity awards may be made from time to time in the discretion of our Compensation Committee and our Board of Directors consistent with our incentive compensation program objectives.

Other Compensation. Each of our executive officers is eligible to participate in our employee benefits programs on the same terms as non-executive employees, including our 401(k), medical, dental and vision care plans. In addition, employees, including executive officers, participate in our life and accidental death and dismemberment insurance policies, long-term and short-term disability plans, employee assistance program, and standard Company holidays.

Tax Considerations. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to our chief executive officer and our four other most highly paid executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We generally intend to structure the performance-based portion of our executive compensation, when feasible, to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to us. Our compensation committee and our board of directors may, in their judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes such payments are appropriate to attract and retain executive talent. To date we have made no compensation payments which did not comply with exemptions in Section 162(m).

Risk Considerations. The Compensation Committee considers whether the Company’s compensation policies and practices for both executives and other employees encourage unnecessary or excessive risk taking.

Base salaries are not believed to encourage excessive risk taking. The Company’s Executive Performance Bonus Program does focus on achievement of annual Company and/or individual performance goals, but both the Company and individual goals are considered appropriate for achievement without unnecessary and excess risk taking.

CEO Compensation. In connection with the CEO transition plan the Company entered into an employment agreement with Charles M. Dauber for his services as President and CEO of the Company. The Compensation Committee utilized an independent compensation consultant to assist it in setting Mr. Dauber’s salary. Such consultant has provided no other services to the Company or the Compensation Committee. The Compensation Committee believes the compensation package for Mr. Dauber is reasonable based upon Mr. Dauber’s experience, duties and responsibilities and the contributions made and expected to be made by him to the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that such Compensation Discussion and Analysis be included in the Proxy Statement for the Company’s 2018 Annual Meeting of Stockholders.

Respectfully submitted,

Neal Dikeman (Chairman)
Casey Crenshaw Peter Menikoff Edward L. Kuntz
J. Hoke Peacock II

Summary Compensation Table

The following table sets forth information concerning the compensation of our chief executive officer and our chief financial officer in 2017 and our two other most highly compensated executive officers serving as of December 31, 2017 (the “named executive officers”).

Name and Principal Position	Year Paid	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total($)
Charles M. Dauber	2017	332,000	93,000	—	12,000	437,000
President and Chief Executive Officer	2016	323,750	126,000	—	12,000	461,750

William C. Miller	2017	299,200	105,400	—	—	404,200
Chief Operating Officer, M&I Electric	2016	204,354	40,349	—	—	244,703

William Brod	2017	289,945	70,000	—	—	359,945
Senior Vice President and Chief Financial Officer	2016	185,000	70,000			255,000

Neal T. Hare	2017	156,318	—	—	—	156,318
Senior Vice President	2016	152,433	—	—	—	152,433

(1)	Amounts shown in the Stock Awards column reflects the aggregate grant date fair value of these awards for the fiscal year in which the awards are granted computed in accordance with FASB ASC Topic 718. The values are based on the probable outcome of the performance-based conditions of the awards. If the awards were valued on the maximum outcome of performance-based conditions the awards would be valued as follows:

Name	Year	Stock Awards($)
Charles M. Dauber	2017	124,000
	2016	168,000
William Brod	2017	70,000
	2016	70,000
William C. Miller	2017	105,000
	2016	105,000

Actual awards of stock may be reduced for shares withheld to cover withholding taxes.

(2)	Consists of performance-based cash bonus payments earned with respect to the years indicated. The Company did not meet the minimum targeted company financial performance metric and as a result no cash bonuses were paid to executives in 2016 and 2017.
(3)	Other compensation includes Company contribution to auto allowance.

Employment Agreements With Named Executive Officers

With the approval of the Compensation Committee, the Company has entered into employment agreements with the following current executive officers. These employment agreements are intended to provide each executive with job security for the term of the agreement by specifying the reasons pursuant to which their employment may be terminated by the Company and provide them with certain compensation and benefits upon certain termination of employment other than for cause or disability, including an involuntary termination after a change in control of the Company. These employment agreements also protect the Company’s interests during and following termination of employment by prohibiting the executives from engaging directly or indirectly in competition with the Company, from soliciting any employees, or from disclosing confidential Company information.

Charles M. Dauber has an employment agreement with the Company which provided for his employment to December 31, 2017. The Company is currently negotiating a new employment agreement with Mr. Dauber and he is currently employed by the Company with no fixed term of employment. In the event Mr. Dauber’s employment terminates after a change of control of the Company he will be entitled to payment of one year’s salary and expected bonus, and vesting of any already awarded but unvested stock options and restricted stock units which would have vested within 18 months following his termination date. Mr. Dauber continues to be subject to the non-competition and non-disclosure of confidential information provisions of his written employment agreement following his termination of employment.

William Brod entered into an employment letter agreement with M&I Electric Industries, Inc. upon commencement of his employment in November 2015 and amended in June 2016 which specifies his compensation but does not establish any fixed term of employment. It provides for an annual salary at the rate of $200,000 with a performance-based target bonus of $60,000. Mr. Brod is entitled to receive an annual award of performance-based restricted stock units valued at $70,000 in common stock at time of issuance. The restricted stock units are subject to vesting upon achievement of individual and Company performance objectives for the year of issuance. Vested restricted stock units convert into common stock on a one-to-one basis in four equal annual installments from the original grant date, subject to a continuing employment requirement. In the event Mr. Brod’s employment is terminated for other than cause or disability, or in the event there is a change of control/acquisition resulting in his termination or a substantial reduction of his responsibilities, he will receive a severance package equal to up to twelve months of his then current base salary, $80,000 of cash bonus and reimbursement of COBRA medical insurance costs, if elected, for Mr. Brod and his family for up to twelve months. The severance and COBRA benefits will be paid out on a monthly basis and will cease upon commencement of other employment. Mr. Brod will also receive a retention bonus of $100,000 in March 2017 subject to continued employment through February 15, 2017.

Our other named executive officers are also “at will” employees and are eligible to receive employee benefits generally available to all employees of the subsidiary by which they are employed and other benefits approved by the Compensation Committee.

In March 2018, the Compensation Committee of the Board of Directors established 2018 salary and target bonus applicable to our named executive officers as follows:

Named Executive	2018 Base Salary($)	2018 Target Bonus($)
Charles M. Dauber	332,501	175,000
Neal T. Hare	156,568	100,000
William Brod	189,945	60,000

Actual bonus amounts payable to each executive will be based on the achievement of 2018 Company and individual performance goals established for each executive. A minimum targeted company financial performance must be achieved for the component of the bonus to be earned and must be achieved at the 100% level for the full bonus to be earned. Some of each executive’s individual goals may require a subjective evaluation and judgment with respect to achievement of these goals. Company performance targets make up approximately 75% of total bonus with individual goals encompassing the remainder.

In connection with the 2018 salary and target bonus established for our named executive officers, the following were awarded performance-based restricted stock units under the 2007 Employee Stock Incentive Plan:

Named Executive	Restricted Stock Units
Charles M. Dauber	80,000
William Brod	51,852

Vesting of the foregoing 2018 restricted stock unit awards is subject to achievement of the 2018 Company and individual performance goals established for each executive. The vested restricted stock units convert into common stock on a one-to-one basis in four equal annual installments from the date of grant and are subject to a continuing employment obligation through the date of conversion.

Grants of Plan-Based Awards in 2017

The following table provides information on the stock and cash plan-based awards granted to our named executive officers for 2017.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name		Threshold ($)	Target ($)	Maximum* ($)		Threshold (#)	Target (#)	Maximum (#)
Charles M. Dauber
EPB(1)	1/3/2017	—	$175,000	$175,000	*
PSU(1)	1/3/2017					—	80,000	80,000		124,000
William C. Miller
EPB(1)	2/3/2017		$100,000	$100,000
PSU(1)	2/3/2017						56,758	56,758		105,000
Neal T. Hare
EPB(1)	2/3/2017	—	$100,000	$100,000	*
William Brod
EPB(1)	2/3/2017	—	$60,000	$60,000	*
PSU(1)	2/3/2017					—	37,838	37,838		70,000

EPB: Employee Performance Based Cash Bonus

PSU: Performance Based Restricted Stock Unit

EPB(1) Potential performance-based cash bonus payment based on individual and company performance which might have been earned for 2017 performance. The actual amount of performance based cash bonus earned in 2017 is shown in the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column.

PSU(1) Potential performance-based restricted stock units which might have been earned based on individual and company 2017 performance. The actual value of performance based restricted stock units which were earned in 2017 is included in the “Summary Compensation Table” under the “Stock Awards” column.

(1)	Calculated in accordance with ASC 718 before any forfeiture adjustments.

*	As provided in the award the Compensation Committee will also recognize exceptional performance in excess of targeted amounts.

Option Exercises and Stock Vested in 2017

The following table provides information regarding the number of shares of common stock issued to our named executive officers upon conversion of vested restricted stock unit awards in 2017. No stock options were exercised in 2017.

	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Charles M. Dauber	19,858	$33,759
William C. Miller	7,498	12,868

(1)	Based on market value at time of conversion.

Outstanding Equity Awards at December 31, 2017

The following table provides information on the outstanding equity awards held by our named executive officers as of December 31, 2017. There were no option awards outstanding as of December 31, 2017.

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have not Vested ($)(2)
Charles M. Dauber	30,000	(a)	45,000	(a)	80,000	120,000
William C. Miller	18,750	(a)	28,125	(a)	56,757	105,000
William C. Miller	1,819	(b)	1,229	(b)	—	—
William Brod	—		—		37,838	70,000

(1)	Represents restricted stock units which require only continued employment to convert to shares of common stock on a one-to-one basis. The scheduled conversion date of these restricted stock units are: (a) one half on or about each of the following dates July 6, 2018 and 2019. (b) one half on or about each of the following dates: March 31, 2017 and 2018. (c) Paid in full on or about 3/31/2018.
(2)	Based on the closing price of our common stock on December 29, 2017.
(3)	Represents performance-based restricted stock units granted in 2017 that have not vested, based on achieving target performance goals in 2017. Actual amount of award will vest on or about March 31, 2018 based on achievement of individual and Company performance goals in 2017. Vested units convert to common stock on a one-to-one basis.

Potential Payments Upon Termination or Change in Control

The following table estimates the potential maximum payments which would have been required to be made to our named executive officers if they had terminated employment as of December 31, 2017 under each of the circumstances specified below.

		Severance	RSUs	Health Insurance	Total
Charles M. Dauber:	Discharge other than for cause or resignation	$507,500	$120,000	$—	$645,500
	Termination after change of control	$507,500	$120,000	$—	$654,500
William Brod:	Discharge other than for cause or disability	$280,000	$—	$18,000	$287,945
	Termination after change of control	$280,000	$—	$18,000	$287,945
William C. Miller:	Discharge other than for cause or disability	$279,500	$—	$18,000	$297,500
	Termination after change of control	$279,500	$—	$18,000	$297,500

The award agreements evidencing grants of stock options and restricted stock units issued after December 31, 2008 to certain of our executive officers provide that in the event of a change in control of the Company, the stock options and restricted stock units that are then available for vesting and unvested will vest in full. Based on the closing price of our common stock at December 31, 2017 the value of the restricted stock which would vest to our named executive officers on a change of control is as follows:

Total
Charles M. Dauber	$45,000
William C. Miller	$29,354

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

The Company anticipates that it will hold its 2019 Annual Meeting of Stockholders on or about May 15, 2019. Any stockholder of record desiring to submit a proposal for action at the 2019 Annual Meeting of Stockholders and who wishes such proposal to appear in the Company’s Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company’s Corporate Secretary at the address set forth below no later than November 24, 2018 in order to be considered for inclusion in the Company’s proxy statement relating to that meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a shareholder of record.

Stockholders must provide advance written notice of director nominations or other proposals intended to be presented at the Company’s 2019 Annual Meeting. Such notice must be received by the Company not earlier than February 11, 2019, or later than 5:00 p.m., local time, on April 6, 2019.

Notice of director nominations and other proposals for the 2019 Annual Meeting of Stockholders must be delivered to William Brod, Corporate Secretary, American Electric Technologies, Inc. 1250 Wood Branch Park Drive, Suite 600, Houston TX 77079.

FINANCIAL INFORMATION AND ANNUAL REPORT ON FORM 10-K

The Company’s financial statements for the year ended December 31, 2017 are included in the Company’s 2017 Annual Report to Stockholders, which is available to the Company’s stockholders on the Internet at http://www.aeti.com/annualmeeting. Stockholders may obtain a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 without charge by requesting it in writing from William Brod, Corporate Secretary, American Electric Technologies, Inc., at 1250 Wood Branch Park Drive, Suite 600, Houston, TX 77079.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

By Order of the Board of Directors
April 24, 2018
William Brod
Secretary

Annex A

AMERICAN ELECTRIC TECHNOLOGIES, INC.

2007 EMPLOYEE STOCK INCENTIVE PLAN

(as amended subject to stockholder approval)

1. Purposes.

The 2007 EMPLOYEE STOCK INCENTIVE PLAN (the “Plan”) of American Electric Technologies, Inc. (the “Company”) is an element of the Company’s compensation program which is intended to enable to Company to attract, retain, motivate, reward and remunerate qualified personnel, encourage Participants to exert maximum efforts towards the Company’s success, focus on the long-term growth of stockholder value as well as promote a closer identity of interest between Participants and stockholders of the Company. By thus encouraging Participants and promoting their continued association with the Company, the Plan is expected to benefit the Company and its stockholders.

2. Shares Subject to the Plan.

The total number of shares of Common Stock of the Company that may be issued under the Plan shall be 2,200,000 shares, subject to adjustment as provided in Section 11 hereunder. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirement of outstanding awards granted under the Plan, except as otherwise provided below. In the event any award granted under the Plan shall expire or terminate, in whole or in part, for any reason without the issuance of all the shares subject to that award the unissued shares subject thereto shall again be available for the granting of awards under the Plan. In the event any shares issued under the Plan are returned to the Company in accordance with the Plan such shares shall again be available for the granting of awards under the Plan. If the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any award under the Plan are satisfied by tendering shares or Options to the Company, or if any Stock Appreciation Right is exercised, only the net number of shares issued shall be deemed issued for purposes of determining the maximum number of shares available for issuance under the Plan.

3. Awards Available Under the Plan.

The Company may award Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Stock-Based Awards to eligible persons under this Plan.

In a given fiscal year, the maximum number of shares that can be subject to an award granted under the Plan to a single person shall be limited to 200,000 shares, as may be adjusted pursuant to Section 11. The aforesaid limitation is intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent any provision of the Plan or action by the Board of Directors or Committee, as hereinafter defined, fails to comply with Section 162(m), it shall be deemed null and void to the extent required by statute and to the extent deemed advisable by the Board of Directors and/or such Committee.

4. Eligibility for Awards Under the Plan.

Awards under the Plan may be granted to persons who are employees (including employees who are also directors and officers), non-employee directors, independent contractors and consultants of the Company or of a subsidiary or parent of the Company (the “Participants”), provided, however, that Incentive Stock Options may only be granted to persons who are employees of the Company or of a “subsidiary” or “parent” of the Company, as defined within Section 424 of the Code.

5. Administration of the Plan.

(a) The Plan shall be administered by a Compensation Committee of the Board of Directors of the Company (the “Committee”) comprised of at least two outside directors (as described under Rule 16b-3, promulgated under the Securities Exchange Act of 1934 (the “1934 Act”), and in accordance with the requirement of Section 162(m) of the Code, appointed by the Board of Directors of the Company. In the event such Committee is not comprised of said outside directors, any award granted hereunder shall not be deemed automatically null and void, except as otherwise provided below. Within the limits of the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, awards shall be granted, the character of such and the number of shares of Common Stock to be subject to each award, and to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of agreements that may be entered into in connection with awards (which need not be identical), and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company’s success, and such other factors as the Committee, in its discretion, shall deem relevant. The Committee’s determinations on the matters referred to in this Section shall be conclusive.

(b) Notwithstanding anything contained herein to the contrary, the Committee shall have the exclusive right to grant awards to persons subject to Section 16 of the 1934 Act and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3, as amended from time to time (and its successor provisions, if any), under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void to the extent required by law and to the extent deemed advisable by the Board of Directors and/or such Committee.

6. Stock Options.

The Committee may award Incentive Stock Options (“ISOs”) (as defined in Section 422(b) of the Code) and Non-Qualified Stock Options (“NQSOs”), not intended to qualify under Section 422(b) of the Code (ISOs and NQSOs hereinafter collectively the “Options”) under the Plan. An ISO or an NQSO enables the participant to purchase from the Company, at any time during a specified exercise period, a specified number of shares Company Common Stock at a specified price (the “Option Price”). Options may be granted to Participants in such number and on such terms as shall be determined by the Committee in its discretion, subject to the following:

(a) No Options may be granted more than ten (10) years after the Effective Date of the Plan.

(b) Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions on which an Option shall become vested and exercisable, the method of exercise of an Option and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

(c) The Option Price for each grant of an Option under the Plan shall be determined by the Committee and shall be specified in the Award Agreement but in no event shall the Option Price be less than the fair market value of the Company’s Common Stock on the date of grant. For all purposes under the Plan, the fair market value of a share of the Company’s Common Stock on a particular date shall be equal to the NASDAQ official closing price on that date or if no sales are reported on that date, on the last preceding date on which the official closing price of shares are so reported. If the stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low prices of Stock on the most recent date on which the shares were publicly traded. In the event the Company’s Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate. If an ISO is granted to an individual who, immediately before the ISO is to be granted, owns directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary or parent of the Company, the Option Price of the shares of Common Stock subject to such ISO shall not be less than 110% of the fair market value per share of the shares of Common Stock at the time such ISO is granted.

(d) Each Option granted under the Plan shall expire and not be exercisable after ten (10) years from the date of grant or at such earlier time as the Committee shall determine at the time of grant, provided, however, if an ISO is granted to any individual who, immediately before the ISO is granted, owns (directly or through attribution) more than 10% of the total combined voting power of all classes of capital stock of the Company or of a subsidiary or parent of the Company, such ISO shall by its terms expire and shall not be exercisable after the expiration of five (5) years from the date of its grant.

(e) Options granted under the Plan shall be exercisable at such times and on the occurrence of such events, and be subject to such terms and conditions, as the Committee shall in each instance set forth in the Award Agreement, which need not be the same for each grant or for each Participant.

(f) The Option Price on exercise of any Option shall be payable to the Company in full either: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate fair market value at the time of exercise equal to the total Option Price; (iii) by tendering unexercised Options having a fair market value at the time of exercise equal to the Option Price; (iv) by a combination of (i), (ii) and (iii); or (v) any other method approved or accepted by the Committee in its sole discretion subject to such rules and regulations as the Committee may establish. For all purposes under the Plan, the fair market value of an Option on a particular date shall be equal to the excess of the fair market value of the Company’s Common Stock on such date over the Option Price of such Option on such date.

(g) The Committee may impose such restrictions on any Shares acquired under the exercise of an Option granted under the Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market on which such Shares are listed and/or traded.

(h) Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued under the Plan, and may reflect distinctions based on the reasons for termination.

(i) No ISO granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant. Except as otherwise provided in a Participant’s Award Agreement at the time of grant, or thereafter by the Committee, NQSOs granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, all NQSOs granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant.

(j) The holder of an Option shall have none of the rights of a stockholder with respect to the shares of Common Stock covered by such holder’s Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

(k) All Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and any Option granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

(l) Options granted under the Plan shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

(m) The aggregate fair market value of the shares of Common Stock with respect to which ISOs granted under the Plan are exercisable for the first time during any calendar year and under incentive stock options qualifying as such in accordance with Section 422 of the Code granted under any other incentive stock option plan maintained by the Company or its parent or subsidiary corporations, shall not exceed $100,000. Any grant of Options in excess of such amount shall be deemed a grant of a NQSO. In addition, and notwithstanding anything contained herein to the contrary, in the event an ISO granted hereunder does not, for any reason, at the time of grant or during the term of the ISO satisfy all of the conditions under the Code with respect to being deemed an ISO, then said ISO shall be deemed a NQSO, but only to the extent, if applicable, said ISO exceeds any such conditions, and any said determination that said ISO is deemed an NQSO shall not be deemed the grant of a new Option hereunder.

7. Stock Appreciation Rights.

The Committee may award Stock Appreciation Rights (“SAR”) under the Plan. SARs may be granted to Participants in such number and on such terms as shall be determined by the Committee in its discretion, subject to the following:

(a) Each SAR grant shall be evidenced by an Award Agreement that shall specify the Grant Price, which shall not be less than the fair market value of the Company’s Common Stock on the date of grant, the duration of the SAR, the number of Shares to which the SAR pertains, the conditions on which an SAR shall become vested and exercisable, the method of exercise of an SAR and any such other provisions as the Committee shall determine.

(b) No SAR shall be exercisable later than the tenth (10th) anniversary of the date of its grant.

(c) On the exercise of an SAR, a participant shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the fair market value of a share of Company Common Stock on the date of exercise over the Grant Price by the number of such shares with respect to which the SAR is exercised. The payment on SAR exercise shall be in Company Common Stock of equivalent value based on the fair market value on the date of exercise of the SAR.

(d) Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among all SARs issued under the Plan, and may reflect distinctions based on the reasons for termination.

(e) Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, an SAR granted under this Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, all SARs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

(f) Subject to the other provisions of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received on exercise of an SAR granted under the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received on exercise of an SAR for a specified period of time.

8. Restricted Stock and Restricted Stock Units.

Restricted Stock and Restricted Stock Units may be granted to Participants in such number and on such terms as shall be determined by the Committee in its discretion, subject to the following:

(a) Each Restricted Stock and Restricted Stock Unit award shall be evidenced by an Award Agreement that shall specify the restrictions applicable to the award, the number of shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

(b) Except as otherwise provided in the Plan or the Award Agreement, the Shares of Restricted Stock or Restricted Stock Units granted may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the restrictions specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery of the shares related to the award). All rights with respect to the Restricted Stock and Restricted Stock Units granted to a Participant under this Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

(c) Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such award have been satisfied or lapse.

(d) When Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in shares of equivalent value based on the fair market value as defined in the Award Agreement at the time of grant.

(e) Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and Restricted Stock Units following termination of the Participant’s employment with the Company. These provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all awards of Restricted Stock and Restricted Stock Units issued under this Plan, and may reflect distinctions based on the reasons for termination.

9. Performance Shares and Performance Units.

Performance Shares and Performance Units may be granted to Participants in such number and on such terms as shall be determined by the Committee in its discretion, subject to the following:

(a) Each Performance Share shall have an initial value equal to the fair market value of Company Common Stock on the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant which shall in no event be less than the fair market value of Company Common Stock on the date of grant. The Committee shall set performance criteria for a specified period following the grant (the “Performance Period”) which, depending on the extent to which such performance criteria are met in such Performance Period, will determine, in the manner set forth in the Award Agreement, the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant. Such performance criteria shall be based on one or more of the following on a consolidated basis or for specified subsidiaries, divisions, affiliates or other business units of the Company: (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long—term or short—term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; and (xi) reducing costs of the Company, as evidenced by meeting or reducing budgeted expenses established by the Company. For purposes of item (i) above, extraordinary items shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

(b) Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Shares and Performance Units shall be entitled to receive payout in Company Common Stock based on the value and number of Performance Shares and Performance Units determined as a function of the extent to which the corresponding performance criteria have been achieved. Despite the foregoing, the Award Agreement may require the Participant to hold the shares received for a specified period of time after issuance.

(c) Payment of earned Performance Shares and Performance Units shall be as set forth in the Award Agreement. Earned Performance Shares and Performance Units shall be paid in Company Common Stock equal to the value of the earned Performance Shares and Performance Units at the close of the applicable Performance Period. Any shares may be granted subject to such restrictions deemed appropriate by the Committee.

(d) Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares and Performance Units following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares and Performance Units issued under the Plan, and may reflect distinctions based on the reasons for termination.

(e) Except as otherwise provided in a Participant’s Award Agreement, Performance Shares and Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

10. Stock-Based Awards.

Stock-Based Awards may be granted in such number and on such terms as shall be determined by the Committee in its discretion in satisfaction of such obligations, past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to a Participant, subject to the following:

(a) Each Stock-Based Award shall be evidenced by an Award Agreement that shall specify the (i) the number of shares of Company Common Stock subject to such award or a formula for determining such number; (ii) the purchase price of the shares, if any, and the means of payment for the shares; (iii) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares; and (iv) such further terms and conditions, in each case not inconsistent with the Plan.

(b) Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Stock-Based Awards following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all Awards of Stock-Based Awards issued under this Plan, and may reflect distinctions based on the reasons for termination.

(c) Except as otherwise provided in a Participant’s Award Agreement, Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

11. Adjustment Upon Changes in Capitalization.

(a) In the event that the outstanding shares of Company Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee, in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options and SARs and the Option Price per share and the provisions of other outstanding awards. In the event of any consolidation or merger of the Company with or into another company, or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option, SAR or other award under the Plan shall thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Committee shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the dissolution or liquidation of the Company, all outstanding Options and SARs under the Plan will automatically terminate, unless otherwise provided by the Board of Directors of the Company or any authorized committee thereof.

(b) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options and SAR’s granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

12. Further Conditions of Issuance.

(a) Unless the shares of Common Stock issuable pursuant to an award under the Plan have been registered under the Securities Act of 1933, as amended, prior to the exercise of any Option or SAR or issuance pursuant to an award, a participant must represent in writing to the Company that such shares of Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof, and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with said Act.

(b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

(c) The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes by the Company that is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, in connection with any award under the Plan including, but not limited to, withholding the amount due from any such person’s wages or compensation due such person. With the consent of the Committee, the participant may authorize the Company to withhold a sufficient number of the shares of Common Stock otherwise issuable to the participant as payment of his or her obligation with respect to the withholding taxes (such shares to be valued on the basis of the fair market value of the shares on the date of the event giving rise to such tax withholding obligation).

13. Termination, Modification and Amendment.

(a) The Plan (but not Options and awards previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the stockholders of the Company, or such date of termination, as hereinafter provided, and no award shall be granted after termination of the Plan.

(b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company voting as a single class, and entitled to vote thereon, present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated.

(c) The Plan may be amended, suspended, or terminated at any time or from time to time by the Committee, provided that (i) no such amendment or modification may, without written consent of the participant, alter or impair any rights or obligations under any outstanding awards under the Plan; and (ii) no amendment will be effective unless approved by the affirmative vote of the holders of a majority of shares of the Company present, or represented, and entitled to vote at a meeting of stockholders of the Company duly held within twelve months of the date of adoption where such amendment will: (i) increase the total number of shares reserved for the issuance under the Plan (other than for adjustments required to be made under Section 9 herein); (ii) materially change the standards of eligibility under the Plan; (iii) materially increase the benefits which may accrue to Participants under the Plan; or (iv) result in the adoption of a new plan or require the approval of the stockholders under any applicable tax, regulatory or stock market requirement.

(d) No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Option, SAR or other award without the consent of the individual to whom such award shall have been previously granted.

14. Effective Date of the Plan.

The Plan shall become effective (the “Effective Date”) upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated, within one year after adoption of the Plan by the Board of Directors. No shares may be issued under the Plan until such stockholder approval is obtained. Any Options, SARs or other awards issued pursuant to the Plan are issued subject to such stockholder approval.

15. Not a Contract of Employment.

Nothing contained in the Plan or in any award agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an award is or may be granted hereunder any right to remain in the employ of the Company or of a subsidiary or parent of the Company or in any way limit the right of the Company, or of any parent or subsidiary thereof, to terminate the employment of any employee, or to terminate any other relationship with a participant, including that of independent contractor or consultant. Notwithstanding anything contained herein to the contrary, and except as otherwise provided at the time of grant, all references hereunder to termination of employment shall with respect to consultants and independent contractors mean the termination of retention of their services with or for the Company or of a subsidiary or parent of the Company.

16. Other Compensation Plans.

This Plan shall serve as the successor to the Company’s 2004 Employee Stock Incentive Plan and 2000 Employee Stock Option Plan (the “Predecessor Plans”), and no further grants shall be made under the Predecessor Plans from and after the Effective Date of this Plan. The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:00 a.m., Central Time, on June 5, 2018.

Vote by Internet

•	Go to www.investorvote.com/AETI

•	Or scan the QR code with your smartphone

•	Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

▼   IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 5 and 6.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+
	01 - Charles M. Dauber	☐	☐	02 - Neal M. Dikeman	☐	☐	03 - Peter Menikoff	☐	☐
	04 - J. Hoke Peacock II	☐	☐	05 - Edward L. Kuntz	☐	☐

			For	Against	Abstain			For	Against	Abstain

2.	To ratify the selection of the independent registered public accounting firm for 2018.		☐	☐	☐	3.	Advisory resolution to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

		3 Years	2 Years	1 Year	Abstain

4.	Frequency of advisory vote to approve executive compensation.	☐	☐	☐	☐

			For	Against	Abstain

5.	To approve the potential issuance of shares of Common Stock equal to 20% or more of our outstanding Common Stock upon conversion of and payment of dividends on our Series A Convertible Preferred Stock and exercise of our Series A and Series B Common Stock Purchase Warrants.		☐	☐	☐
			For	Against	Abstain

6.	To approve amendment of the 2007 Employee Stock Incentive Plan to authorize the issuance of an additional 500,000 shares of common stock under the plan and to make non-employee directors eligible to receive awards under the plan		☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

        +

02K85A

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY — AMERICAN ELECTRIC TECHNOLOGIES, INC.

Proxy for Annual Meeting of Stockholders To Be Held on June 5, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Charles M. Dauber and William B. Brod, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of AMERICAN ELECTRIC TECHNOLOGIES, INC. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on June 5, 2018 at American Electric Technologies, Inc., 1250 Wood Branch Park Drive, Suite 600, Houston, TX 77079 at 11:00 a.m., central daylight time, and at any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS NOS. 2, 3, 5 AND 6, AND “THREE YEARS” FOR PROPOSAL NO. 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY BY MAIL

C	Non-Voting Items

Change of Address — Please print new address below.